Execution Copy
AMENDMENT NO. 2
TO THE
SERIES 2000-VFC SUPPLEMENT
TO THE
POOLING AND SERVICING AGREEMENT

THIS AMENDMENT NO. 2 (this "Amendment") to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement is made as of October 25, 2007, by and among Navistar Financial Securities Corporation, a Delaware corporation, as Seller, Navistar Financial Corporation, a Delaware corporation, as Servicer, and The Bank of New York, a New York banking corporation, as Master Trust Trustee.

The Seller, the Servicer, and the Master Trust Trustee are parties to the Series 2000-VFC Supplement, dated as of January 28, 2000 (the "Series 2000-VFC Supplement"). The Seller, the Servicer and the Master Trust Trustee have agreed to amend the Series 2000-VFC Supplement in the manner set forth herein. Capitalized terms used herein but not otherwise defined have the meanings set forth in the Series 2000-VFC Supplement.

1.	Amendment to Section 2.01. The definition of "Subordinated Percentage" contained in Section 2.01 of the Series 2000-VFC Supplement is hereby deleted in its entirety and replaced with the following:

"Subordinated Percentage" shall mean the greater of (a) 20.0% and (b) the subordinated percentage, or calculated equivalent thereof, required by Moody's and S&P to rate any series of Dealer Note Securities issued or to be issued after the date hereof (regardless of whether such Dealer Note Securities are actually issued) at the highest investment category for long-term debt for such rating agency; provided, however, if any outstanding series of Dealer Note Securities rated in the highest investment category by either Moody's or S&P is downgraded, the Subordinated Percentage will be set at the level reasonably determined by the Administrative Agent necessary to support a rating in the highest investment category for long-term debt on the Series 2000-VFC, subject to the consent of the Servicer, which consent shall not be unreasonably withheld; provided further, however, if the revised Subordinated Percentage is not agreed to by the Administrative Agent and the Servicer within 30 days after such downgrade, the Servicer (at its own expense) will retain Moody's to determine within 60 days (or such longer period as shall be specified in a written notice from the Administrative Agent to the Servicer and the Master Trust Trustee) after such downgrade the revised Subordinated Percentage necessary to achieve a rating in the highest investment category for long-term debt by such rating agency on the Series 2000-VFC and the Subordinated Percentage shall be the amount specified by Moody's.

2.
Miscellaneous. This Amendment shall be construed in accordance with the internal laws of the State of Illinois, without reference to its conflict of law provisions, except that the obligations, rights and remedies of the Master Trust Trustee shall be determined in accordance with the internal laws of the State of New York, without regard to conflict of law provisions. This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which together constitute one and the same instrument. The provisions of this Amendment shall be deemed to be incorporated in, and made a part of, the Series 2000-VFC Supplement; and the Series 2000-VFC Supplement, as amended by this Amendment, shall be read, taken and construed as one and the same instrument. Promptly after the execution of this Amendment the Master Trust Trustee shall furnish written notification of the substance of this Amendment to each Investor Certificateholder.

WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Series 2000-VFC Supplement to be duly executed by their respective officers as of the date first written above.

NAVISTAR FINANCIAL SECURITIES CORPORATION
as Seller

By:      /s/ JOHN V. MULVANEY, SR.
Name:       John V. Mulvaney, Sr.
Title:        V.P. CFO & Treasurer

NAVISTAR FINANCIAL CORPORATION
as Servicer

By:      /s/ JOHN V. MULVANEY, SR.
Name:      John V. Mulvaney, Sr.
Title:       V.P. CFO & Treasurer

THE BANK OF NEW YORK
as Master Trust Trustee

By:      /s/ MICHAEL BURACK
Name:      Michael Burack.
Title:        Assistant Treasurer

Acknowledged and Accepted

BANK OF AMERICA, NATIONAL ASSOCIATION,
as Administrative Agent and Managing Agent for the KHFC Purchaser Group

By:      /s/ WILLEM VAN BEEK
Name:      Willem Van Beek
Title:        Principal

THE BANK OF NOVA SCOTIA,
as Managing Agent for the Liberty Street Purchaser Group

By:       /s/ MOHAMED WALJI
Name:       Mohamed Walji
Title:         Director